SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 23, 2003


                           CHROMCRAFT REVINGTON, INC.
                           --------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                     1-13970                    35-1848094
----------------------------   ------------------------         -------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)


     1100 North Washington Street
           Delphi, Indiana                                          46923
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)


                                 (765) 564-3500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

         The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Chromcraft Revington, Inc. (the "Registrant") under the Securities Act of 1933.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         99.1     News Release of the Registrant, dated April 23, 2003.

Item 9.  Regulation FD Disclosure

         On April 23, 2003, the Registrant issued the news release attached hereto as an exhibit. The attached exhibit is furnished pursuant to Item 9 and
Item 12 of Form 8-K.





                                      * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHROMCRAFT REVINGTON, INC.
                                            (Registrant)


Date:  April 24, 2003                       By: /s/ Frank T. Kane
                                                -------------------------------
                                            Its: Vice President-Finance
                                                 ------------------------------

                                INDEX TO EXHIBITS


Exhibit No.               Description
-----------               -----------

99.1                      News Release of the Registrant, dated April 23, 2003.